UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 19, 2008 (December 17, 2008)

BARNES & NOBLE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), enacted as part of the American Jobs Creation Act of 2004 (“Section 409A”), imposes immediate taxation, a twenty percent (20%) additional tax and interest assessments on “deferred compensation,” as defined, that does not comply with the requirements of Section 409A. Applicable regulations have given companies until December 31, 2008 to amend their existing benefit plans and agreements to be compliant with Section 409A.

Barnes & Noble, Inc. (the “Company”) has conducted a review of the Company’s existing benefit plans and agreements to bring all such plans and agreements into full documentary compliance with Section 409A as of December 31, 2008.

The Board of Directors and the Compensation Committee of the Company, as relevant, have adopted and approved certain minor amendments to the Company’s benefit plans in order to comply with Section 409A, which amendments are set forth in Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, of this Current Report on Form 8-K.

Further, the Board of Directors of the Company has adopted and approved certain amendments to the existing employment agreements, each dated as of February 18, 2002 (collectively, the “Employment Agreements”), between the Company and each of Stephen Riggio, Chief Executive Officer of the Company, and Mitchell S. Klipper, Chief Operating Officer of the Company, to bring the Employment Agreements into compliance with Section 409A as well as to support the continued deductibility under Section 162(m) of the Code of certain bonuses paid to Messrs. Riggio and Klipper under the Company’s 2004 Executive Performance Plan, as amended (the “Performance Plan”).

The Employment Agreements have been principally amended to (i) modify one of the components used in the calculation of severance payments by changing a reference to such employee’s then most recent annual bonus under the Performance Plan to a fixed dollar amount of $2,000,000, (ii) modify one of the components used in the calculation of payments following a change of control (and subsequent termination of employment) by changing a reference to such employee’s then most recent annual bonus under the Performance Plan to a fixed dollar amount of $2,000,000, (iii) revise the definition of “Good Cause” and (iv) add a Section which describes compliance with deferred compensation tax rules.

The above summary of the Employment Agreements, and amendments thereto, does not purport to be complete and is qualified in its entirety by reference to the actual Employment Agreements (as previously publicly filed by the Company), and the amendments thereto, a copy of which are included as Exhibit 10.4 and Exhibit 10.5, respectively, of this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amended and Restated Barnes & Noble, Inc. Deferred Compensation Plan

10.2	First Amendment to Barnes & Noble, Inc. 2004 Executive Performance Plan

10.3	Second Amendment to Barnes & Noble, Inc. 2004 Incentive Plan

10.4	Amendment to Employment Agreement, dated December 18, 2008, between Barnes & Noble, Inc. and Stephen Riggio

10.5	Amendment to Employment Agreement, dated December 18, 2008, between Barnes & Noble, Inc. and Mitchell S. Klipper

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC.
(Registrant)

By:	/s/ Joseph J. Lombardi
Joseph J. Lombardi
Chief Financial Officer

Date: December 19, 2008

EXHIBIT INDEX

Exhibit	Description
10.1	Amended and Restated Barnes & Noble, Inc. Deferred Compensation Plan

10.2	First Amendment to Barnes & Noble, Inc. 2004 Executive Performance Plan

10.3	Second Amendment to Barnes & Noble, Inc. 2004 Incentive Plan

10.4	Amendment to Employment Agreement, dated December 18, 2008, between Barnes & Noble, Inc. and Stephen Riggio

10.5	Amendment to Employment Agreement, dated December 18, 2008, between Barnes & Noble, Inc. and Mitchell S. Klipper